UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2010

Save The World Air, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

235 Tennant Ave. Morgan Hill, CA	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 778-0101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 17, 2010, Save The World Air, Inc. (the “Company”) mailed a letter to its shareholders, which highlights certain recent developments at the Company.  A copy of the letter to shareholders is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01	Financial Statements and Exhibits

 (d)           Exhibits.

Exhibit No.	Description

99.1	Letter to Shareholders dated March 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 19, 2010

SAVE THE WORKLD AIR INC.

By:	/s/ Cecil Bond Kyte
Name:	Cecil Bond Kyte
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Shareholders dated March 17, 2010